Exhibit 99.2 First Quarter 2022 Financial Review and Analysis (preliminary, unaudited) April 26, 2022 Supplemental Presentation Materials Unless otherwise indicated, comparisons are to the same period in the prior year. April 26, 2022 First Quarter 2022 Financial Review and Analysis 1

Safe Harbor Statement Certain statements contained in this document are forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and ﬁnancial or other business targets, are subject to certain risks and uncertainties. Forward-looking statements also include those related to the acquisition of CB Velocity Holdings, LLC (“Vestcom”), including its effect on our long-term targets and future ﬁnancial results. We believe that the most signiﬁcant risk factors that could affect our ﬁnancial performance in the near-term include: (i) the impacts to underlying demand for our products and/or foreign currency ﬂuctuations from global economic conditions, political uncertainty, changes in environmental standards and governmental regulations, including as a result of COVID-19; (ii) the availability of raw materials; (iii) competitors' actions, including pricing, expansion in key markets, and product offerings; (iv) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through price increases, without a signiﬁcant loss of volume; and (v) the execution and integration of acquisitions, including our acquisition of Vestcom. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but are not limited to, risks and uncertainties relating to the following: ● COVID-19 ● International Operations – worldwide and local economic and market conditions; changes in political conditions, including those related to the Russian invasion of Ukraine; and ﬂuctuations in foreign currency exchange rates and other risks associated with foreign operations, including in emerging markets ● Our Business – ﬂuctuations in demand affecting sales to customers; ﬂuctuations in the cost and availability of raw materials and energy; changes in our markets due to competitive conditions, technological developments, environmental standards, laws and regulations, and customer preferences; the impact of competitive products and pricing; execution and integration of acquisitions, including our acquisition of Vestcom; selling prices; customer and supplier concentrations or consolidations; ﬁnancial condition of distributors; outsourced manufacturers; product and service quality; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; successful implementation of new manufacturing technologies and installation of manufacturing equipment; our ability to generate sustained productivity improvement; our ability to achieve and sustain targeted cost reductions; and collection of receivables from customers ● Income Taxes – ﬂuctuations in tax rates; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; retention of tax incentives; outcome of tax audits; and the realization of deferred tax assets ● Information Technology – disruptions in information technology systems or data security breaches, including cyber-attacks or other intrusions to network security; and successful installation of new or upgraded information technology systems ● Human Capital – recruitment and retention of employees; and collective labor arrangements ● Our Indebtedness – credit risks; our ability to obtain adequate ﬁnancing arrangements and maintain access to capital; ﬂuctuations in interest rates; volatility of ﬁnancial markets; and compliance with our debt covenants ● Ownership of Our Stock – potential signiﬁcant variability of our stock price and amounts of future dividends and share repurchases ● Legal and Regulatory Matters – protection and infringement of intellectual property; impact of legal and regulatory proceedings, including with respect to environmental, anti-corruption, health and safety, and trade compliance ● Other Financial Matters – ﬂuctuations in pension costs and goodwill impairment For a more detailed discussion of these factors, see “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2021 Form 10-K, ﬁled with the Securities and Exchange Commission on February 23, 2022. The forward-looking statements included in this document are made only as of the date of this document, and we undertake no obligation to update these statements to reﬂect subsequent events or circumstances, other than as may be required by law. April 26, 2022 First Quarter 2022 Financial Review and Analysis 2

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP ﬁnancial measures as deﬁned by SEC rules. We report our ﬁnancial results in conformity with accounting principles generally accepted in the United States of America, or GAAP, and also communicate with investors using certain non-GAAP ﬁnancial measures. These non-GAAP ﬁnancial measures are not in accordance with, nor are they a substitute for or superior to, the comparable GAAP ﬁnancial measures. These non-GAAP ﬁnancial measures are intended to supplement the presentation of our ﬁnancial results that are prepared in accordance with GAAP. Based on feedback from investors and ﬁnancial analysts, we believe that the supplemental non-GAAP ﬁnancial measures we provide are useful to their assessments of our performance and operating trends, as well as liquidity. In accordance with Regulations G and S-K, reconciliations of non-GAAP ﬁnancial measures to the most directly comparable GAAP ﬁnancial measures, including limitations associated with these non-GAAP ﬁnancial measures, are provided in the appendix to this document and/or ﬁnancial schedules accompanying the earnings news release for the quarter (see Attachments A-4 through A-9 to news release dated April 26, 2022). Our non-GAAP ﬁnancial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP ﬁnancial measures, may make it difﬁcult to assess our underlying performance in a single period. By excluding the accounting effects, positive or negative, of certain items (e.g., restructuring charges, outcomes of certain legal proceedings, certain effects of strategic transactions and related costs, losses from debt extinguishments, gains or losses from curtailment or settlement of pension obligations, gains or losses on sales of certain assets, gains or losses on venture investments and other items), we believe that we are providing meaningful supplemental information that facilitates an understanding of our core operating results and liquidity measures. While some of the items we exclude from GAAP ﬁnancial measures recur, they tend to be disparate in amount, frequency, or timing. We use these non-GAAP ﬁnancial measures internally to evaluate trends in our underlying performance, as well as to facilitate comparison to the results of competitors for quarters and year-to-date periods, as applicable. We use the non-GAAP ﬁnancial measures described below in this presentation and the accompanying news release. • Sales change ex. currency refers to the increase or decrease in net sales, excluding the estimated impact of foreign currency translation and the reclassiﬁcation of sales between segments, and, where applicable, an extra week in our ﬁscal year and the calendar shift resulting from the extra week in the prior ﬁscal year and currency adjustment for transitional reporting of highly inﬂationary economies. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior period results translated at current period average exchange rates to exclude the effect of currency ﬂuctuations. • Organic sales change refers to sales change ex. currency, excluding the estimated impact of acquisitions and product line divestitures. We believe that sales change ex. currency and organic sales change assist investors in evaluating the sales change from the ongoing activities of our businesses and enhance their ability to evaluate our results from period to period. We believe that the following measures assist investors in understanding our core operating trends and comparing our results with those of our competitors. • Adjusted operating income refers to income before taxes; interest expense; other non-operating expense (income), net; and other expense (income), net. • Adjusted EBITDA refers to adjusted operating income before depreciation and amortization. • Adjusted EBITDA ex. currency refers to the change in adjusted EBITDA on a constant currency basis. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior period results translated at current period average exchange rates to exclude the effect of currency ﬂuctuations. • Adjusted operating margin refers to adjusted operating income as a percentage of net sales. • Adjusted EBITDA margin refers to adjusted EBITDA as a percentage of net sales. • Adjusted tax rate refers to the projected full-year GAAP tax rate, adjusted to exclude certain unusual or infrequent events that are expected to signiﬁcantly impact that rate, such as effects of certain discrete tax planning actions, impacts related to the enactment of the U.S. Tax Cuts and Jobs Act (TCJA), where applicable, and other items. • Adjusted net income refers to income before taxes, tax-effected at the adjusted tax rate, and adjusted for tax-effected restructuring charges and other items. • Adjusted net income per common share, assuming dilution (adjusted EPS) refers to adjusted net income divided by the weighted average number of common shares outstanding, assuming dilution. • Adjusted net income per common share, assuming dilution, ex. currency refers to the change in adjusted net income per common share, assuming dilution, on a constant currency basis. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior period results translated at current period average exchange rates to exclude the effect of currency ﬂuctuations. • Net debt to adjusted EBITDA ratio refers to total debt (including ﬁnance leases) less cash and cash equivalents, divided by adjusted EBITDA for the last twelve months. We believe that the net debt to adjusted EBITDA ratio assists investors in assessing our leverage position. • Free cash ﬂow refers to cash ﬂow provided by operating activities, less payments for property, plant and equipment, software and other deferred charges, plus proceeds from sales of property, plant and equipment, plus (minus) net proceeds from insurance and sales (purchases) of investments. Free cash ﬂow is also adjusted for, where applicable, certain acquisition-related transaction costs. We believe that free cash ﬂow assists investors by showing the amount of cash we have available for debt reductions, dividends, share repurchases, and acquisitions. This document has been furnished (not ﬁled) on Form 8-K with the SEC and may be found on our website at www.investors.averydennison.com. April 26, 2022 First Quarter 2022 Financial Review and Analysis 3

Continuing to deliver strong results Q1 revenue up 18% on a constant currency basis and 13% organically ● LGM revenue up signiﬁcantly, driven by pricing ○ Volume/mix strong, though modestly down as expected ● RBIS revenue up signiﬁcantly, with strong growth in all divisions Intelligent Labels continues strong growth trend; momentum continues to build Operating income better than expected, up both year-over-year and sequentially ● RBIS delivered signiﬁcant margin expansion, as expected ● LGM margins better than expected, up sequentially and down from prior year Successfully navigating dynamic macroeconomic environment ● Leveraging innovation capabilities and scale to mitigate supply constraints ● LGM accelerating pricing actions, reducing lead times between inﬂation and pricing ● Managing COVID-related disruptions, incl. recent restrictions in materials businesses in greater Shanghai area ● Ceased shipment of all products for Russian market (~1% of total company revenue in 2021) Continue to target strong revenue and earnings growth in 2022 ● Raised FY EPS guidance by 10 cents; up 10%+ at midpoint, excluding currency April 26, 2022 First Quarter 2022 Financial Review and Analysis 4

First Quarter 2022 Results Reported sales of $2.35 billion, up 14.5% ● Sales change ex. currency (non-GAAP) of 18.0% ● Organic sales change (non-GAAP) of 12.7% Reported operating income of $288 mil. ● Adjusted EBITDA of $358 mil., up ~10% excluding currency ● Adj. EBITDA margin (non-GAAP) of 15.3%, down 120 bps ○ Up 40 bps sequentially Reported EPS of $2.39 ● Adjusted EPS (non-GAAP) of $2.40, flat to prior year; up ~5% excluding currency Free cash flow (non-GAAP) of $73 mil. FY22 Adj. EPS guidance raised $0.10 to $9.45 to $9.85 ● Increased organic sales growth outlook to 12% to 14% ● Revenue growth outlook increased due to higher pricing to offset additional inflation April 26, 2022 First Quarter 2022 Financial Review and Analysis 5

Intelligent Labels



YTD '22
up 20%+
~20%
Org. Sales
5-YR CAGR
$0.2B
$0.7B
2016
2017
2018
2019
2020
2021
2022

- Industry leading position; 50%+ UHF RFID segment share
- Targeting 15–20% long-term top-line organic growth
- Clear innovation leader
- Investing in capacity and market development

Solutions enabling omnichannel retail, more efficient supply chains, enhanced consumer experience and less waste



End Market
~25%
$0.7B
~75%
2021 Sales by End Market
Apparel
Non-Apparel



# of Engagements
~10%
~10%
~40%
~20%
~20%
Pipeline by End Market
Apparel
Food
Logistics
Industrial
Beauty

April 26, 2022 First Quarter 2022 Financial Review and Analysis

AVERY DENNISON 6

Quarterly Sales Trend Analysis 1Q21 2Q21 3Q21 4Q21 1Q22 Reported Sales Change 19.1% 37.5% 19.8% 9.7% 14.5% Organic Sales Change 8.8% 28.1% 13.9% 12.8% 12.7% Acquisitions/Divestitures 2.1% 1.1% 3.0% 5.7% 5.3% Sales Change Ex. Currency* 10.9% 29.2% 17.0% 18.5% 18.0% Extra Week Impact 3.8% - - (8.5%) - Currency Translation 4.4% 8.3% 2.8% (0.3%) (3.4%) Reported Sales Change* 19.1% 37.5% 19.8% 9.7% 14.5% *Totals may not sum due to rounding. April 26, 2022 First Quarter 2022 Financial Review and Analysis 7

Quarterly Sales Trend Analysis (cont.) Organic Sales Change 1Q21 2Q21 3Q21 4Q21 1Q22 LGM 8% 16% 14% 11% 12% RBIS 9% 72% 14% 20% 20% IHM 16% 33% 15% 10% 1% Total Company 9% 28% 14% 13% 13% Total Company 11% 29% 17% 19% 18% Sales Change Ex. Currency April 26, 2022 First Quarter 2022 Financial Review and Analysis 8

First Quarter Sales Growth and Operating Margin Comparison First Quarter Sales Growth Reported Ex. Currency Organic Label and Graphic Materials 7.5% 11.5% 11.8% Retail Branding and Information Solutions 40.7% 42.8% 20.0% Industrial and Healthcare Materials (0.8%) 1.2% 0.5% Total Company 14.5% 18.0% 12.7% Operating Margin Adj. EBITDA Margin Reported (Non-GAAP) 1Q22 1Q21 1Q22 1Q21 Label and Graphic Materials 14.0% 16.4% 15.6% 18.4% Retail Branding and Information Solutions 13.3% 12.4% 19.1% 16.7% Industrial and Healthcare Materials 8.2% 12.3% 11.8% 15.9% Total Company 12.3% 13.8% 15.3% 16.5% April 26, 2022 First Quarter 2022 Financial Review and Analysis 9

First Quarter 2022 Results

Label and Graphic Materials

Reported sales increased 8% to $1.5 bil.

Sales up 12% ex. currency and 12% organically

- Label and Packaging Materials up low-double digits on organic basis, with strong growth in both high value and base categories
- Combined Graphics and Reflective Solutions up high-single digits on organic basis
- Organically, North America and Western Europe up high teens, emerging markets up low-to-mid single digits

Reported operating margin decreased 240 bps to 14.0%

- Adjusted EBITDA margin decreased 280 bps to 15.6% largely driven by net impact of pricing, freight, and raw material costs; margin increased 110 bps sequentially
    - Higher revenue base from price increases alone, with no corresponding incremental EBITDA as they offset inflation, reduced margin by ~210 bps

Inflation remains persistent in LGM and IHM

- FY22: anticipate ~20% inflation vs. prior year


Product Category
3%
8%
23%
High Value
Categories
34%
66%
2021 Sales by Product
Base (Label & Graphics)
Specialty/Durables Labels
Specialty Graphics
Reflectives


End Market
7%
30%
26%
Emerging
Markets
40%
10%
27%
2021 Sales by Geography
U.S. & Canada
Western Europe
E. Europe & MENA
Asia Pacific
Latin America

April 26, 2022 First Quarter 2022 Financial Review and Analysis
AVERY DENNISON 10

First Quarter 2022 Results Retail Branding and Information Solutions (1) 2021 Sales by Product Reported sales increased 41% to $679 mil. Base Tags & Labels Sales up 43% ex. currency and 20% organically High Value Intelligent Labels Categories ● Strong growth in both high value categories and base business Vestcom ● Intelligent Labels up 20%+ organically 49% (2) AIDC Solutions Reported operating margin increased 90 bps to 13.3% Ext. Embellishments ● Adjusted EBITDA margin increased 240 bps to 19.1% as beneﬁts from higher organic volume and acquisitions were partially offset by growth investments and higher employee-related costs Vestcom continues to achieve acquisition objectives (1) 2021 Sales by Geography U.S. & Canada Europe Asia Paciﬁc Latin America April 26, 2022 First Quarter 2022 Financial Review and Analysis 11 11 (1) Adjusted to include FY21 Vestcom sales (2) Automatic Identiﬁcation and Data Capture (“AIDC”) Estimated End Market Product Category

First Quarter 2022 Results Industrial and Healthcare Materials 2021 Sales by Product Reported sales decreased 1% to $190 mil. Automotive Sales up 1% ex. currency and 1% organically High Value Other Industrial Categories ● Industrial categories down low-single digits on an organic Healthcare basis, driven by automotive 77% Retail ● Healthcare up low-double digits on an organic basis Reported operating margin decreased 410 bps to 8.2% ● Adjusted EBITDA margin decreased 410 bps to 11.8% driven by lower volume/mix and net impact of pricing, freight, and raw material costs ○ Higher revenue base from price increases alone, with no corresponding incremental EBITDA as they offset 2021 Sales by Geography inﬂation, reduced margin by ~120 bps U.S. & Canada Europe Asia Paciﬁc Latin America April 26, 2022 First Quarter 2022 Financial Review and Analysis 12 12 Estimated End Market Product Category

Track record of consistent results; once again on track to deliver in 2022 Revenue 2022 EPS Guidance Previous Updated ($ billion) $9.5-$9.7 Reported EPS $9.25 – $9.65 $9.35 – $9.75 Add Back: Est. restructuring costs and other items ~$0.10 ~$0.10 Adjusted EPS (non-GAAP) $9.35 – $9.75 $9.45 – $9.85 Contributing Factors to 2022 ● Reported sales growth of 12% to 14%; ~3% currency headwind ○ Ex. currency growth of 15% to 17%; ~3% benefit from M&A Adj. EPS $9.45-$9.85 ○ Organic sales growth of 12% to 14% (previously 8% to 11%) ● Currency translation headwind to operating income of ~$40 mil. (previously ~$35 mil.) ● Investing ~$35 mil., principally in Intelligent Labels, digital capabilities and sustainability ● Tax rate in mid-twenty percent range ● Fixed and IT capital spend of up to $350 mil. April 26, 2022 First Quarter 2022 Financial Review and Analysis 13

Appendix: Supplemental Non-GAAP Reconciliations April 26, 2022 First Quarter 2022 Financial Review and Analysis 14

Adjusted EPS The adjusted tax rate was 25%, 24.1%, and 24.6% for 2021, 2020, and 2019, respectively. (1) Includes restructuring and related charges, transaction and related costs, gain/loss on venture investments, gain/loss on sale of assets, gain on sale of product line, outcomes of legal proceedings, and other items. April 26, 2022 First Quarter 2022 Financial Review and Analysis 15

Adjusted EPS and EBITDA, ex. currency April 26, 2022 First Quarter 2022 Financial Review and Analysis 16

Thank you April 26, 2022 First Quarter 2022 Financial Review and Analysis 17 © 2020 Avery Dennison Corporation. All rights reserved. Avery Dennison and all other Avery Dennison brands, product names and codes are trademarks of Avery Dennison Corporation. All other brands or product names are trademarks of their respective owners. Fortune 500® is a trademark of Time, Inc. Branding and other information on any samples depicted is ﬁctitious. Any resemblance to actual names is purely coincidental.